                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 2006

                         MACKINAC FINANCIAL CORPORATION

      (previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        0-20167                 38-2062816
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN                        49854
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (888) 343-8147

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On November 20, 2006, Registrant issued a Letter to the Shareholders. The Letter to the Shareholders is attached as Exhibit No. 99 and incorporated herein by reference.

(c)  Exhibits

The following exhibits are furnished herewith:

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        Letter to the Shareholders of Mackinac Financial Corporation dated
          November 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKINAC FINANCIAL CORPORATION

Date: November 20, 2006
                                        By: /s/ Ernie R. Krueger
                                            ------------------------------------
                                            Ernie R. Krueger
                                            SVP/Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        Letter to the Shareholders of Mackinac Financial Corporation dated
          November 20, 2006